EXHIBIT 99.1

GlobalTech Corporation Reports Third Quarter 2025 Financial Results

RENO, Nev., November 12, 2025 (GLOBE NEWSWIRE)--GlobalTech Corporation (OTCID:GTLK)(“GlobalTech” or the “Company”), a technology holding company specializing in artificial intelligence (AI) and big data solutions, today announced its financial results for the third quarter ended September 30, 2025.

Third Quarter Financial Highlights

•	Net revenue increased 10% to $5.5 million, compared to $5.0 million in Q3 2024
•	Operating Loss was $516,000, versus a loss of $1,100,000 in the year-ago period
•	Net loss was $713,000, compared to net loss of $456,000 in Q3 last year
•	Adjusted EBITDA was $10,000, compared to $946,000 in Q3 2024*
•	Net loss per common share was negative $0.005, versus negative $0.007 in Q3 2024
•	Operating cash flow was $283,000, versus $390,000 in Q3 2024
•	Cash and cash equivalents were $3.8 million as of September 30, 2025, including $2.8 million in restricted cash

Dan Green, GlobalTech CEO commented, "Our third quarter reflected continued top-line growth and steady execution of our transformation toward a service- and technology-centric business. We have made meaningful progress across each of our technology segments and strengthened our leadership team with the appointment of Frank Parrish as President, who brings deep operational and growth experience to help accelerate our next phase of expansion. We also added seasoned finance and audit professional Iqbal Safdar to the team as director of operations.”

Our Technology Services and Products segment continue to expand, highlighted by strong client delivery and growing software revenues. We completed a blockchain-based custom platform on Hyperledger® for a UK client and are seeing growing momentum as more products move toward commercial readiness.

Our BillCare platform (www.billcare.io), initially developed as an internal billing system, has evolved into a commercial-grade subscriber management solution for the cable industry and is now being launched in the U.S.

In digital finance, our CADNZ platform, an AI-ready digital lending solution for community banks and credit unions, is nearing commercial launch, representing what we believe is a major future growth opportunity.

Within compliance and risk management, our EntityScan, EDFI-AI, and HyperLocal PEP Scan products are designed to enhance fraud detection, sanctions screening, and risk analysis using advanced AI and data modeling, all ready for commercialization in global markets.

We are also developing Thrivo.AI, an integrated ERP and e-commerce platform that leverages AI-driven analytics to optimize retail performance, and a Sports League Management System, based on the Crickslab core engine, being adapted for baseball and softball with integrated video analytics, community engagement, and live broadcasting features.

“Together, we believe that these initiatives, combined with Frank’s leadership, position GlobalTech at the intersection of connectivity, compliance, and data intelligence, laying the foundation for expected sustainable, growth in 2026 and beyond,” stated Mr. Green.

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Financial Overview:

•	Revenue growth of 10% over the third quarter of 2024 was driven by telecom services, which increased 5% to $4.6 million and broadband services, which increased 397% to $1.3 million. This was partially offset by technology and other services, which declined to $9,000, down from 399,000 in the year-ago period.
•	Direct operating costs rose to $4.8 million, from $4.6 million due to higher interconnect and settlement charges and revenue share cost.
•	Other operating costs increased slightly to $0.8 million, from $0.7 million, mainly reflecting higher legal and professional fees.
•	Depreciation and amortization declined to $0.4 million, from $0.7 million as certain intangible assets reached full amortization.
•	Finance costs decreased to $0.4 million, from $0.45 million due to reduction in policy rate.
•	Other income totaled $0.27 million, compared to $1.19 million in the prior year, reflecting lower deposit-related income.

Detailed financial information can be found on the Company’s Website, and in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 12, 2025, and available at www.sec.gov.

*A non-Generally Accepted Accounting Principles (GAAP) financial measure, see “Non-GAAP Financial Measures”, below.

About GlobalTech Corporation

GlobalTech Corporation is a U.S.-based technology holding company committed to enabling growth in the fields of AI, big data, and frontier technologies. Through strategic partnerships and capital investment, GlobalTech empowers visionary companies and innovation-led enterprises to drive transformation across global markets it serves.

For more information, visit: www.globaltechcorporation.com

Non-GAAP Financial Measures

We have included non-U.S. generally accepted accounting principles (GAAP) Adjusted EBITDA in this press release as a supplement to GAAP measures of performance to provide investors with an additional financial analytical framework which management uses, in addition to historical operating results, as the basis for financial, operational and planning decisions and present measurements that third parties have indicated are useful in assessing the Company and its results of operations. Non-GAAP loss from operations and Adjusted EBITDA are presented because we believe they provide additional useful information to investors due to the various noncash items during the period. Adjusted EBITDA is also frequently used by analysts, investors and other interested parties to evaluate companies in our industry.

Non-GAAP loss from operations and Adjusted EBITDA have limitations as an analytical tool, and you should not consider them in isolation, or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations are: Adjusted EBITDA does not reflect cash expenditures, future requirements for capital expenditures, or contractual commitments; Adjusted EBITDA does not reflect changes in, or cash requirements for, working capital needs; and Adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debt or cash income tax payments. For example, although depreciation and amortization are noncash charges, the assets being depreciated and amortized will often have to be replaced in the future, and Adjusted EBITDA does not reflect any cash requirements for such replacements. We believe non-GAAP loss from operations provides our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations, as this metric includes the effect of other income. Additionally, other companies in our industry may calculate non-GAAP operating loss and Adjusted EBITDA differently than the Company does, limiting its usefulness as a comparative measure. You should not consider non-GAAP operating loss and Adjusted EBITDA in isolation, or as a substitute for analysis of the Company’s results as reported under GAAP. The Company’s presentation of these measures should not be construed as an inference that future results will be unaffected by unusual or nonrecurring items. We compensate for these limitations by providing a reconciliation of these non-GAAP measures to the most comparable GAAP measure. We encourage investors and others to review our business, results of operations, and financial information in their entirety, not to rely on any single financial measure, and to view these non-GAAP measures in conjunction with the most directly comparable GAAP financial measure.

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We realized revenue, Adjusted EBITDA and non-GAAP loss from operations during the periods presented below as follows:

	Three months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net revenue	$5,540,550	5,017,195	$15,510,338	13,282,159
Adjusted EBITDA	10,295	945,641	97,003	646,188
Non-GAAP (loss)/profit from operations	$(242,232)	87,639	$(1,657,347)	(1,483,538)

Set forth below is a presentation and reconciliation of our non-GAAP loss from operations and Adjusted EBITDA for the three months ended September 30, 2025 and 2024:

	Three months ended		Nine months ended
	September 30,		September 30,
	2025	2024	2025	2024

Loss from operations	$(516,438)	$(1,099,408)	$(2,447,344)	$(3,168,968)
Plus, other income	274,206	1,187,047	589,997	1,685,432
Non-GAAP income (loss) from operations	(242,232)	87,639	(1,657,347)	(1,483,538)

	Three months ended		Nine months ended
	September 30,		September 30,
	2025	2024	2025	2024
Net revenue	$5,540,550	$5,017,195	$15,510,338	$13,282,159
GAAP net loss	(713,086)	(455,818)	(2,948,837)	(3,108,591)
Add back (subtract)
Depreciation and amortization	423,257	744,475	1,499,207	2,232,909
Finance cost	404,095	445,833	1,094,631	1,431,785
Taxation	66,760	97,623	196,858	193,269
Exchange loss	(170,731)	113,525	255,144	(103,184)
Adjusted EBITDA	$10,295	$945,641	$97,003	$646,187

Non-GAAP operating loss is defined as GAAP operating loss plus other income.

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Forward Looking Statements

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements, that involve a number of risks and uncertainties. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements. Any statements made in this news release other than those of historical fact, about an action, event or development, are forward-looking statements. The important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, our need for additional capital, the terms of such capital and potential dilution caused thereby; foreign currency exchange losses, fluctuations and translation risks related to our business in Pakistan; the international economic environment, geopolitical developments and unexpected global events which could cause our business to decline; investing in emerging markets, where our operations are located, is subject to greater risks than investing in more developed markets, including significant political, legal and economic risks; our revenue performance can be unpredictable by nature; we operate in highly competitive markets, which we expect only to become more competitive; we may be unable to keep pace with technological changes and evolving industry standards; we are exposed to cyber-attacks and other cybersecurity threats that may lead to compromised or inaccessible telecommunications, digital and financial services, and/or leaks or unauthorized processing of confidential information, and perceptions of such threats may cause customers to lose confidence in our services; the telecommunications industry is highly capital-intensive and requires substantial and ongoing expenditures of capital; we may also be subject to increases in license fees for some of our licenses or to obtain new licenses; the loss of important intellectual property rights, as well as third-party claims that we have infringed on their intellectual property rights; our substantial amounts of indebtedness and debt service obligations could materially decrease our cash flow, which could adversely affect our business and financial condition; our status as a controlled company; the fact that no active trading market for our common stock exists, and an active trading market may not develop or be sustained in the future; stockholders may be diluted significantly through our efforts to obtain financing and satisfy obligations through the issuance of additional shares of the common stock, including upon conversion of certain outstanding convertible notes; the telecommunications industry is a highly regulated industry, and we are subject to an extensive variety of laws and operate in uncertain judicial and regulatory environments, which may result in unanticipated outcomes that could harm our business; our operating subsidiaries are located in Pakistan, and their assets are in Pakistan, which may affect shareholder rights, including the ability to enforce civil liabilities under U.S. securities laws; we are, and may in the future be, involved in, associated with, or otherwise subject to legal liability in connection with disputes and litigation with regulators, competitors, and third parties; our licenses are granted for specific periods and may be suspended, revoked, or we may be unable to extend or replace these licenses upon expiration; we may be affected by economic downturns both in Pakistan and globally, changes in inflation and interest rates, tariffs, increased costs of borrowing associated therewith and potential declines in the availability of such funding; and risks relating to future divestitures, asset sales, joint ventures and acquisitions.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in GlobalTech’s publicly filed reports, including, but not limited to, GlobalTech’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and future Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. GlobalTech cautions that the foregoing list of important factors is not complete. All subsequent written and oral forward-looking statements attributable to GlobalTech or any person acting on behalf of GlobalTech are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on GlobalTech’s future results. The forward-looking statements included in this press release are made only as of the date hereof. GlobalTech cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, GlobalTech undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by GlobalTech. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact:

Louie Toma

CORE IR

louie@coreir.com

212-655-0924

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GLOBALTECH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
As of September 30, 2025 and December 31, 2024

	September 30,	December 31,
	2025	2024
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$1,069,413	$822,251
Restricted cash	2,761,779	2,633,019
Accounts receivable – net - Pledge	4,118,724	3,780,777
Short term investments - Pledge	980,509	970,596
Prepayments	25,656	60,234
Stores and spares - Pledged	836,199	838,641
Loans and advances	4,953,363	4,660,122
Other receivables	1,431,479	1,570,148
Total current assets	16,177,122	15,335,788
Property, plant and equipment - Mortgage	15,887,678	16,936,286
Operating lease right-of-use assets	417,688	451,111
Intangible assets – net - Mortgage	9,607,796	10,264,049
Advances for Intangible assets	12,463,922	2,377,010
Long term loans and other assets	1,603,884	3,123,604
Deferred tax asset	8,381,217	8,468,381
TOTAL ASSETS	$64,539,307	$56,956,229
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Trade and other payables	$27,473,942	$27,263,298
Current portion of non-current liabilities	8,359,088	7,413,649
Accrued interest	3,873,503	3,545,054
Short term borrowings	888,081	1,103,560
Provision for taxation – net	1,246,050	1,125,182
Total current liabilities	41,840,664	40,450,743
Term finance certificates	-	906,455
Long term financing – secured	1,027,500	1,154,484
Convertible loan	1,400,000	-
Long term deposits and payable	1,760,819	1,412,328
License fee payable	161,537	163,217
Operating lease liability	535,400	635,030
Post employment benefits	683,272	676,084
Other payables	341,888	709,976
Total non-current liabilities	5,910,416	5,657,574
TOTAL LIABILITIES	$47,751,080	$46,108,317
CONTINGENCIES AND COMMITMENTS

SHAREHOLDERS’ EQUITY:
Common stock, $0.0001 par value - 500,000,000 shares authorized and 149,933,391 and 139,933,391 issued and outstanding shares at September 30, 2025 and December 31, 2024, respectively.	14,993	13,993
Additional paid in capital	9,999,000	-
Accumulated other comprehensive loss	(1,503,766)	(896,497)
Accumulated deficit	(39,745356)	(38,110,867)
Non – controlling interest	48,023,356	49,841,283
TOTAL SHAREHOLDERS’ EQUITY	16,788,227	10,847,912
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$64,539,307	$56,956,229

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GLOBALTECH CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2025 AND 2024

	FOR THE THREE MONTHS		FOR THE NINE MONTHS
	ENDED		ENDED
	2025	2024	2025	2024
NET REVENUE	$5,540,550	$5,017,195	$15,510,338	$13,282,159
Direct operating costs (exclusive of depreciation and amortization shown below)	(4,816,398)	(4,647,157)	(13,859,483)	(12,379,248)
Other operating costs	(805,065)	(708,566)	(2,108,064)	(1,720,866)
Depreciation and amortization	(423,236)	(744,476)	(1,499,207)	(2,232,909)
Other expenses	(12,289)	(16,404)	(290,928)	(118,104)
OPERATING LOSS	(516,438)	(1,099,408)	(2,247,344)	(3,168,968)
OTHER:
Other income – net	274,206	1,187,047	589,997	1,685,430
Finance cost	(404,094)	(445,834)	(1,105,755)	(1,431,784)
LOSS BEFORE TAXATION	(646,326)	(358,195)	(2,763,102)	(2,915,322)
Taxation	(66,760)	(97,623)	(196,858)	(193,269)
NET LOSS	$(713,086)	$(455,818)	$(2,959,960)	$(3,108,591)
NET LOSS ATTRIBUTABLE TO:
Common shareholders of GlobalTech Corporation	(394,214)	(260,844)	(1,634,490)	(1,724,646)
Non - controlling interest (NCI)	(318,872)	(194,974)	(1,325,470)	(1,383,945)
Net loss attributable to parent	(713,086)	(455,818)	(2,959,960)	(3,108,591)
Net loss per common share: basic and diluted	$(0.005)	$(0.007)	$(0.020)	$(0.012)
Weighted-average common shares used to compute basic and diluted loss per share	146,416,907	139,763,391	146,416,907	139,763,391

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